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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                          -------------------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          -------------------------

                       DATE OF REPORT: December 15, 1999
                       (Date of earliest event reported)


                          PHOTOGEN TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


     NEVADA                              0-23553                 36-4010347
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)

     7327 OAK RIDGE HIGHWAY, SUITE B
     KNOXVILLE, TENNESSEE                                        37931
     (Address of principal executive offices)                    (Zip Code)

                               (423) 769-4011
           (Registrant's telephone number including area code)


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ITEM 5.    OTHER EVENTS.

           Photogen Technologies, Inc. (the "Company") issued a press release announcing that the Company was issued a notice of allowance for two patent applications related to its advanced phototherapies. The Press Release, dated December 15, 1999, is attached as Exhibit 99 hereto.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   The following exhibit is filed with this report:

99 Press release of the Company, dated December 15, 1999, announcing that the Company was issued a notice of allowance for two patent applications related to its advanced phototherapies.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Photogen Technologies, Inc.



                                         By:   /s/ John Smolik
                                               -----------------------------
                                               John Smolik, President
Date: December 16, 1999


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                                  EXHIBIT INDEX

Exhibit          Description
No.
99               Press release of the Company, dated December 15, 1999,
                 announcing that the Company was issued a notice of allowance for two patent applications related to its advanced
                 phototherapies.
